--------------------------------------------------------------------------------
John Hancock Life Insurance Company (U.S.A.)

                                                  [LOGO OF JOHN HANCOCK COMPANY]

                                POWER OF ATTORNEY

                I, Alison Alden, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint James P. O'Malley, Marc Costantini, Emanuel Alves, Frank Knox, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, with full power of substitution, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for the Company, the Company's registered Separate Accounts as described on the attached page, and any other variable annuity or variable life insurance separate account of the Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable the Company or any variable annuity or variable life insurance separate account of the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective June 29, 2005 and remains in effect until revoked or revised.

Signature                              Title           Date


/s/ Alison Alden                      Director         June 29, 2005
------------------------------
Alison Alden

                             Separate Account Names:

     1.   John Hancock Life Insurance Company (U.S.A.) Separate Account A

     2.   John Hancock Life Insurance Company (U.S.A.) Separate Account H

     3.   John Hancock Life Insurance Company (U.S.A.) Separate Account I

     4.   John Hancock Life Insurance Company (U.S.A.) Separate Account J

     5.   John Hancock Life Insurance Company (U.S.A.) Separate Account K

     6.   John Hancock Life Insurance Company (U.S.A.) Separate Account L

     7.   John Hancock Life Insurance Company (U.S.A.) Separate Account M

     8.   John Hancock Life Insurance Company (U.S.A.) Separate Account N

     9.   John Hancock Life Insurance Company (U.S.A.) Separate Account O

--------------------------------------------------------------------------------
John Hancock Life Insurance Company (U.S.A.)

                                                  [LOGO OF JOHN HANCOCK COMPANY]

                                POWER OF ATTORNEY

                I, James R. Boyle, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint James P. O'Malley, Marc Costantini, Emanuel Alves, Frank Knox, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, with full power of substitution, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for the Company, the Company's registered Separate Accounts as described on the attached page, and any other variable annuity or variable life insurance separate account of the Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable the Company or any variable annuity or variable life insurance separate account of the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective June 29, 2005 and remains in effect until revoked or revised.

Signature                              Title           Date


/s/ James R. Boyle                    Director         June 29, 2005
------------------------------
James R. Boyle

                             Separate Account Names:

     1.   John Hancock Life Insurance Company (U.S.A.) Separate Account A

     2.   John Hancock Life Insurance Company (U.S.A.) Separate Account H

     3.   John Hancock Life Insurance Company (U.S.A.) Separate Account I

     4.   John Hancock Life Insurance Company (U.S.A.) Separate Account J

     5.   John Hancock Life Insurance Company (U.S.A.) Separate Account K

     6.   John Hancock Life Insurance Company (U.S.A.) Separate Account L

     7.   John Hancock Life Insurance Company (U.S.A.) Separate Account M

     8.   John Hancock Life Insurance Company (U.S.A.) Separate Account N

     9.   John Hancock Life Insurance Company (U.S.A.) Separate Account O

--------------------------------------------------------------------------------
John Hancock Life Insurance Company (U.S.A.)

                                                  [LOGO OF JOHN HANCOCK COMPANY]

                                POWER OF ATTORNEY

                I, Robert A. Cook, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint James P. O'Malley, Marc Costantini, Emanuel Alves, Frank Knox, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, with full power of substitution, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for the Company, the Company's registered Separate Accounts as described on the attached page, and any other variable annuity or variable life insurance separate account of the Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable the Company or any variable annuity or variable life insurance separate account of the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective June 29, 2005 and remains in effect until revoked or revised.

Signature                              Title           Date


/s/ Robert A. Cook                    Director         June 29/05
------------------------------
Robert A. Cook

                             Separate Account Names:

     1.   John Hancock Life Insurance Company (U.S.A.) Separate Account A

     2.   John Hancock Life Insurance Company (U.S.A.) Separate Account H

     3.   John Hancock Life Insurance Company (U.S.A.) Separate Account I

     4.   John Hancock Life Insurance Company (U.S.A.) Separate Account J

     5.   John Hancock Life Insurance Company (U.S.A.) Separate Account K

     6.   John Hancock Life Insurance Company (U.S.A.) Separate Account L

     7.   John Hancock Life Insurance Company (U.S.A.) Separate Account M

     8.   John Hancock Life Insurance Company (U.S.A.) Separate Account N

     9.   John Hancock Life Insurance Company (U.S.A.) Separate Account O

--------------------------------------------------------------------------------
John Hancock Life Insurance Company (U.S.A.)

                                                  [LOGO OF JOHN HANCOCK COMPANY]

                                POWER OF ATTORNEY

                I, John DesPrez III, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint James P. O'Malley, Marc Costantini, Emanuel Alves, Frank Knox, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, with full power of substitution, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for the Company, the Company's registered Separate Accounts as described on the attached page, and any other variable annuity or variable life insurance separate account of the Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable the Company or any variable annuity or variable life insurance separate account of the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective June 29, 2005 and remains in effect until revoked or revised.

Signature                              Title           Date


/s/ John DesPrez III                  Director         6/29/05
------------------------------
John DesPrez III

                             Separate Account Names:

     1.   John Hancock Life Insurance Company (U.S.A.) Separate Account A

     2.   John Hancock Life Insurance Company (U.S.A.) Separate Account H

     3.   John Hancock Life Insurance Company (U.S.A.) Separate Account I

     4.   John Hancock Life Insurance Company (U.S.A.) Separate Account J

     5.   John Hancock Life Insurance Company (U.S.A.) Separate Account K

     6.   John Hancock Life Insurance Company (U.S.A.) Separate Account L

     7.   John Hancock Life Insurance Company (U.S.A.) Separate Account M

     8.   John Hancock Life Insurance Company (U.S.A.) Separate Account N

     9.   John Hancock Life Insurance Company (U.S.A.) Separate Account O

--------------------------------------------------------------------------------
John Hancock Life Insurance Company (U.S.A.)

                                                  [LOGO OF JOHN HANCOCK COMPANY]

                                POWER OF ATTORNEY

                I, James P. O'Malley, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint James P. O'Malley, Marc Costantini, Emanuel Alves, Frank Knox, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, with full power of substitution, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for the Company, the Company's registered Separate Accounts as described on the attached page, and any other variable annuity or variable life insurance separate account of the Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable the Company or any variable annuity or variable life insurance separate account of the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective June 29, 2005 and remains in effect until revoked or revised.

Signature                              Title           Date


/s/ James P. O'Malley                 Director         June 28, 2005
------------------------------
James P. O'Malley

                             Separate Account Names:

     1.   John Hancock Life Insurance Company (U.S.A.) Separate Account A

     2.   John Hancock Life Insurance Company (U.S.A.) Separate Account H

     3.   John Hancock Life Insurance Company (U.S.A.) Separate Account I

     4.   John Hancock Life Insurance Company (U.S.A.) Separate Account J

     5.   John Hancock Life Insurance Company (U.S.A.) Separate Account K

     6.   John Hancock Life Insurance Company (U.S.A.) Separate Account L

     7.   John Hancock Life Insurance Company (U.S.A.) Separate Account M

     8.   John Hancock Life Insurance Company (U.S.A.) Separate Account N

     9.   John Hancock Life Insurance Company (U.S.A.) Separate Account O

--------------------------------------------------------------------------------
John Hancock Life Insurance Company (U.S.A.)

                                                  [LOGO OF JOHN HANCOCK COMPANY]

                                POWER OF ATTORNEY

                I, John R. Ostler, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint James P. O'Malley, Marc Costantini, Emanuel Alves, Frank Knox, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, with full power of substitution, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for the Company, the Company's registered Separate Accounts as described on the attached page, and any other variable annuity or variable life insurance separate account of the Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable the Company or any variable annuity or variable life insurance separate account of the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective June 29, 2005 and remains in effect until revoked or revised.

Signature                              Title           Date


/s/ John R. Ostler                    Director         June 29, 2005
------------------------------
John R. Ostler

                             Separate Account Names:

     1.   John Hancock Life Insurance Company (U.S.A.) Separate Account A

     2.   John Hancock Life Insurance Company (U.S.A.) Separate Account H

     3.   John Hancock Life Insurance Company (U.S.A.) Separate Account I

     4.   John Hancock Life Insurance Company (U.S.A.) Separate Account J

     5.   John Hancock Life Insurance Company (U.S.A.) Separate Account K

     6.   John Hancock Life Insurance Company (U.S.A.) Separate Account L

     7.   John Hancock Life Insurance Company (U.S.A.) Separate Account M

     8.   John Hancock Life Insurance Company (U.S.A.) Separate Account N

     9.   John Hancock Life Insurance Company (U.S.A.) Separate Account O

--------------------------------------------------------------------------------
John Hancock Life Insurance Company (U.S.A.)

                                                  [LOGO OF JOHN HANCOCK COMPANY]

                                POWER OF ATTORNEY

                I, Rex Schlaybaugh, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint James P. O'Malley, Marc Costantini, Emanuel Alves, Frank Knox, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, with full power of substitution, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for the Company, the Company's registered Separate Accounts as described on the attached page, and any other variable annuity or variable life insurance separate account of the Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable the Company or any variable annuity or variable life insurance separate account of the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective June 29, 2005 and remains in effect until revoked or revised.

Signature                              Title           Date


/s/ Rex Schlaybaugh                   Director
------------------------------                         -------------------------
Rex Schlaybaugh

                             Separate Account Names:

     1.   John Hancock Life Insurance Company (U.S.A.) Separate Account A

     2.   John Hancock Life Insurance Company (U.S.A.) Separate Account H

     3.   John Hancock Life Insurance Company (U.S.A.) Separate Account I

     4.   John Hancock Life Insurance Company (U.S.A.) Separate Account J

     5.   John Hancock Life Insurance Company (U.S.A.) Separate Account K

     6.   John Hancock Life Insurance Company (U.S.A.) Separate Account L

     7.   John Hancock Life Insurance Company (U.S.A.) Separate Account M

     8.   John Hancock Life Insurance Company (U.S.A.) Separate Account N

     9.   John Hancock Life Insurance Company (U.S.A.) Separate Account O

--------------------------------------------------------------------------------
John Hancock Life Insurance Company (U.S.A.)

                                                  [LOGO OF JOHN HANCOCK COMPANY]

                                POWER OF ATTORNEY

                I, Diana Scott, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint James P. O'Malley, Marc Costantini, Emanuel Alves, Frank Knox, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, with full power of substitution, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for the Company, the Company's registered Separate Accounts as described on the attached page, and any other variable annuity or variable life insurance separate account of the Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable the Company or any variable annuity or variable life insurance separate account of the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective June 29, 2005 and remains in effect until revoked or revised.

Signature                              Title           Date


/s/ Diana Scott                       Director         6/28/05
------------------------------
Diana Scott

                             Separate Account Names:

     1.   John Hancock Life Insurance Company (U.S.A.) Separate Account A

     2.   John Hancock Life Insurance Company (U.S.A.) Separate Account H

     3.   John Hancock Life Insurance Company (U.S.A.) Separate Account I

     4.   John Hancock Life Insurance Company (U.S.A.) Separate Account J

     5.   John Hancock Life Insurance Company (U.S.A.) Separate Account K

     6.   John Hancock Life Insurance Company (U.S.A.) Separate Account L

     7.   John Hancock Life Insurance Company (U.S.A.) Separate Account M

     8.   John Hancock Life Insurance Company (U.S.A.) Separate Account N

     9.   John Hancock Life Insurance Company (U.S.A.) Separate Account O

--------------------------------------------------------------------------------
John Hancock Life Insurance Company (U.S.A.)

                                                  [LOGO OF JOHN HANCOCK COMPANY]

                                POWER OF ATTORNEY

                I, Warren Thomson, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint James P. O'Malley, Marc Costantini, Emanuel Alves, Frank Knox, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, with full power of substitution, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for the Company, the Company's registered Separate Accounts as described on the attached page, and any other variable annuity or variable life insurance separate account of the Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable the Company or any variable annuity or variable life insurance separate account of the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective June 29, 2005 and remains in effect until revoked or revised.

Signature                              Title           Date


/s/ Warren Thomson                    Director         June 29, 2005
------------------------------
Warren Thomson

                             Separate Account Names:

     1.   John Hancock Life Insurance Company (U.S.A.) Separate Account A

     2.   John Hancock Life Insurance Company (U.S.A.) Separate Account H

     3.   John Hancock Life Insurance Company (U.S.A.) Separate Account I

     4.   John Hancock Life Insurance Company (U.S.A.) Separate Account J

     5.   John Hancock Life Insurance Company (U.S.A.) Separate Account K

     6.   John Hancock Life Insurance Company (U.S.A.) Separate Account L

     7.   John Hancock Life Insurance Company (U.S.A.) Separate Account M

     8.   John Hancock Life Insurance Company (U.S.A.) Separate Account N

     9.   John Hancock Life Insurance Company (U.S.A.) Separate Account O